WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
© 2011 by West Pharmaceutical Services, Inc., Lionville, PA.
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.. All trademarks and registered trademarks are property of West Pharmaceutical Services, Inc., unless noted otherwise.
UBS Global Life Sciences Conference
New York, NY
September 19, 2011

Safe Harbor Statement

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements”
as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2011 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual
Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and
“Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• A globally diverse manufacturer of
 products used primarily in containing and
 administering small-volume parenteral
 drugs.
• Strong competitive position
 – Substantial market shares
 – Proprietary technology
 – Diversified customer base
 – Global footprint
 – Preferred products for biologics
 – Long-term customer relationships
• Stability with growth potential
 • Proprietary Products
 • Geographic Expansion
• Financial strength to invest
 – Reliable operating cash flow
 – Well capitalized

$1,200
$1,000
$800
$600
Net Sales
2006
2007
2008
2009
2010

Sales
($ in millions)

Compound annual growth rate: 4.9% (4.3% ex-currency)

Business Segments
$785
$324
2010 Revenues
($ millions)
Delivery Systems
• Contract manufacturing base
 • Multi-material
 • Project management
 • Automated assembly
 • Regulated products
• Capabilities + IP = proprietary
 delivery devices
• Proprietary devices are
 expected to drive growth
Packaging Systems
• Established leadership
• Designed-in revenue base
• Diverse global capabilities
• High market shares
• Steady growth in base
• Increasing unit value of products
 and geographic expansion are
 expected to enhance growth

Business Environment
• Economic Recovery: Slowing or Double-dip
 – Effects of weakness on private and public healthcare spending
 – Implications of EU sovereign debt situation
 – Developing economies growing (e.g., China, Brazil, India)
• Persistent Fx and commodity price volatility
• Trends in Pharmaceutical and Device markets:
 – Thin new-product pipelines in the near-term
 – Patent expirations for blockbuster products
 – Pharma M&A reflects shift to large molecule products
 – Global shift in product sourcing (e.g., India generic growth)
 – More demanding regulatory environment
 • Pre-approval demands on drugs and devices slow the rate of change
 • Scrutiny of customers’ product quality creates opportunities
 – Uncertain near and longer-term effects of US healthcare changes

NOVARTIS

gsk GlaxoSmithKline

AstraZeneca

biogen idec

Johnson & Johnson

Bayer

MERCK

Lilly

novo nordisk®

Abbott Laboratories

Bristol-Myers Squibb

AMGEN®

SANOFI

Genentech
IN BUSINESS FOR LIFE

Roche

Hospira

SANDOZ
A healthy decision

TEVA
TEVA PHARMACEUTICALS USA

Watson Pharmaceuticals.

PALL Pall Corporation

BD

Medtronic
When Life Depends on Medical Technology

B|BRAUN

Baxter

COVIDIEN

West

A Diverse, Stable Customer Base
(representative healthcare customers)
PHARMACEUTICAL / BIOTECHNOLOGY
GENERIC
MEDICAL DEVICE

• Company
 – Demographics and increasing prevalence of chronic disease
 – Increasing use of biologics to treat those
 – Broader access to healthcare
• Packaging Systems Segment
 – Growth in emerging markets
 – Products and processes to satisfy escalating regulatory and quality expectations
• Delivery Systems Segment
 – Demand for combination products that promote safety, dosing accuracy, ease of use, and deliver cost savings
 – Drug product life cycle management
 – Growing customer & regulatory awareness of glass quality issues
What Will Drive Growth?

novo nordisk
Lilly
SANOFI

Roche
AMGEN
NOVARTIS

Pfizer
gsk GlaxoSmithKline Biologicals
MERCK

AMGEN
BAYER Bayer HealthCare
Abbott Laboratories

Hospira
BIOCORP
TEVA
TEVA PHARMACEUTICALS USA
RANBAXY LABORATORIES LIMITED
SANDOZ

West

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
Generics		>10%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009
Therapeutic Category Growth Drivers

Pharmaceutical Packaging Systems
Packaging Components for Small Volume Parenterals
Plungers, Tip caps,
Needle shields for Glass
Syringes
Plungers, lined seals
for Glass Cartridges
for Pens
Primary packaging components (those that touch the drug) are typically proprietary to West and are “designed into” customers’ drug products

Packaging Systems Segment
 • Increase per-unit value
 • Continued growth of prefilled syringes
 • Improve operating efficiency: lean operations
 • Geographic expansion - capacity investments in Asia
 • Strategic acquisitions and partnerships
Growth Strategy

Standard   High-Value
Products   Products
Revenue Opportunity ($ per unit)
Plungers and
sleeve stoppers
Stoppers
Seals
RU seals
Westar® RU

Left Axis: 5 Year Sales CAGR % Through 2010, excluding Fx
Bubble Size reflects relative 2010 sales
5 Yr CAGR
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
0%
10%
20%
30%
40%
50%
60%
Category Gross Margin %
High-value Pharma Packaging
Standard Pharma Packaging
Disposable Components
Average
2010 GM 32.9%
5-Yr CAGR 7.3%

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

Pharmaceutical Packaging Systems
Key High-value Products
• Westar®RS (ready-to-sterilize) and Westar®RU (ready-to-use)
 components
• Barrier film coatings (FluroTec®, Teflon® coated) enhance drug-
 product stability
 – Key feature for biotech products
• B-2 and LyoTec® coatings for enhanced handling and machine-
 ability
• Envision™ 100% vision-inspected products
 – Eliminate deformation, surface and embedded defects
Teflon® is a registered trademark of DuPont.
FluroTec® technology is licensed from Daikyo Seiko, Ltd.

Delivery Systems
West ConfiDose®
auto-injector system
Daikyo Crystal Zenith
Life-cycle Containment Solutions
SmartDose™ electronic
patch injector system
West MixJect® and
Vial2Bag®
Custom Manufacturing of
Components and Devices
Proprietary Components, Devices and Systems

Delivery Systems Segment
 • Realize commercial potential of CZ
 • Leverage life-cycle management opportunities
 • Develop new platform opportunities - combination products
 • Custom solution provider
Growth Strategy

Revenue per-unit
Consumer product
manufacturing
Medical
device
manufacturing
Mix2Vial®
CZ vials
CZ Syringes
ConfiDose®

Effect of Increasing Proprietary Device Sales

Contract Manufacturing  Proprietary Devices
Products
SmartDose™

Recent FDA recalls

- ✓ 200 lots Epogen (Amgen) 2010: Glass flakes
- ✓ 24 lots Methotrexate (Sandoz) 2010: Glass flakes
- ✓ 3 lots Glucagen (Novo) 2010: Broken/cracked vials
- ✓ 3mm units Enbrel Sureclick (Amgen) 2010: Broken/cracked syringes

Concerns With Glass Syringes
 • Interaction with sensitive biologics
 • Protein aggregation (silicone oil)
 • Residual chemicals (tungsten, glue)
 • Glass flakes
 • Dimensional variation
 • Variable silicone distribution
 • High Cost of Quality
 • Breakage
 • In process/handling
 • Within auto-injector systems
 Siliconized Glass Syringe
 CZ Syringe

Daikyo CZ Solution
with Daikyo FluroTec®
• Reduces:
 – drug exposure to extractables
 – risk of protein aggregation caused by silicone oil in the drug product
 – returns and in-process clean-ups caused by broken glass
 – risk of delamination and glass-particulate contamination
• Consistent piston release and travel forces without using silicone oil

Pharma Industry Drug Life-Cycle
Management
Phase I
Phase II
Phase III
Post-Market Life Cycle Management
8 - 10 years
2 - 3 years
2 - 3 years
Regulatory
Approval
Discovery

SmartDose™
Electronic Patch Injector
Programmed by PDA or PC
Dose may be customized
Applied and activated by patient
 • Controlled, subcutaneous, micro-infusion delivery
 of high volumes and high viscosity drugs
 • Prefilled cartridge, no need for user filling
 • Based on Daikyo CZ cartridge
 • Compact
 • Hidden needle for safety
 • Single push-button operation
Prototype Operation

Market Introduction:	Customer Evaluations:	Customer Commitment for Rx product:
Trade announce-ments, marketing and sales efforts, prototype sampling	R&D, marketing, regulatory & manufacturing using sample quantities	Filling capacity Formal stability trials Clinical trials NDA/ANDA filing or amendment
Initial capacity (e.g., single cavity tool)	Small volume production	Scale-able Commercial capacity

West

New Product Commercialization
Schematic representation of order and timing of West & Customer activities
Commercial Sales:
Rx product approval
and launch (new
product)
Production using
new West product
Commercial
Production
1  2   4   5  6
Approximate timing (years)

Our Long-Term Focus
• Pharmaceutical Packaging Systems
 – Organic growth of 3-5% per year
 – Margin expansion from efficiency, product mix
 – Capital investments target enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Stronger mix of healthcare-consumable contract manufacturing
 – Grow proprietary safety and delivery systems
• Financial discipline
 – Operating cash flow supports R&D and capital spending
 – Deliver returns (ROIC) that regularly exceed cost of capital (WACC)
 – Maintain quarterly dividend
 – Align incentives with financial performance and value creation

($ millions)	June 30, 2011	December 31, 2010
Cash and cash equivalents	$110.4	$110.2
Debt	$373.5	$358.4
Equity	$696.0	$625.7
Net debt to total invested capital	27.4%	28.4%
Working capital	$317.7	$266.9
Selected Financial Information
• Balance Sheet
• Dividend
 – Most recent quarter: $0.17 ($0.68 annually at current rate)
 – Annual increases for 18 consecutive years

Further explanations of these items were included in the press release announcing the second-quarter 2011 results, which is available through the Company's website, www.westpharma.com, and in Form 10-Q for the second quarter of 2011.

Summary Second Quarter Results
$ millions, except per-share data
(1) These are Non-GAAP Financial Measures. Adjusted Operating Profit excludes the effects of:
 • In the 2011 period, restructuring and related pre-tax charges of $1.3 million, income of $0.7 million from the reduction of acquisition-related contingencies; and a pre-tax charge of $2.1 million for special separation benefits.
 • In the 2010 period, restructuring and related pre-tax charges of $0.4 million.
 In addition to the after-tax effects of these items, Adjusted Diluted EPS in the 2010 period excludes $0.5 million of tax expense from discrete items.
	Three Months Ended June 30,
	2011	2010
Net Sales	$ 307.9	$ 281.8
Gross Profit	84.6	83.2
Reported Operating Profit	27.8	30.5
Adjusted Operating Profit (1)	30.5	30.9
Reported Diluted EPS	$ 0.57	$ 0.62
Adjusted Diluted EPS(1)	$ 0.62	$ 0.64

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• Strong competitive position
 – Substantial market shares
 – Proprietary technology
 – Diversified customer base
 – Global footprint
 – Preferred products for biologics
 – Long-term customer
 relationships
• Stability with growth potential
 • Proprietary Products
 • Geographic Expansion
• The financial strength to invest
 – Reliable operating cash flow
 – Well capitalized
Summary

On average, approximately 100 million components manufactured by West and our Global Partners are used to enhance the quality of healthcare worldwide everyday.
Global Partners with Daikyo Seiko, Ltd. and West Pharmaceutical services Mexico, S.A. de
C.V.